Exhibit (j)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated August 21, 2013, relating to the financial statements and financial highlights which appear in the June 30, 2013 Annual Reports to Shareholders of AllianzGI Focused Growth Fund (formerly known as Allianz RCM Focused Growth Fund), AllianzGI Income & Growth Fund (formerly known as Allianz AGIC Income & Growth Fund), AllianzGI Opportunity Fund (formerly known as Allianz AGIC Opportunity Fund), AllianzGI U.S. Managed Volatility Fund (formerly known as Allianz AGIC U.S. Managed Volatility Fund), AllianzGI NFJ All-Cap Value Fund (formerly known as Allianz NFJ All-Cap Value Fund), AllianzGI NFJ Dividend Value Fund (formerly known as Allianz NFJ Dividend Value Fund), AllianzGI NFJ Large-Cap Value Fund (formerly known as Allianz NFJ Large-Cap Value Fund), AllianzGI NFJ Mid-Cap Value Fund (formerly known as Allianz NFJ Mid-Cap Value Fund), AllianzGI NFJ Small-Cap Value Fund (formerly known as Allianz NFJ Small-Cap Value Fund), AllianzGI Large-Cap Growth Fund (formerly known as Allianz RCM Large-Cap Growth Fund), AllianzGI Mid-Cap Fund (formerly known as Allianz RCM Mid-Cap Fund), AllianzGI Emerging Markets Opportunities Fund (formerly known as Allianz AGIC Emerging Markets Opportunities Fund), AllianzGI International Managed Volatility Fund (formerly known as Allianz AGIC International Managed Volatility Fund), AllianzGI NFJ International Value Fund (formerly known as Allianz NFJ International Value Fund), AllianzGI Global Commodity Equity Fund (formerly known as Allianz RCM Global Commodity Equity Fund), AllianzGI Global Small-Cap Fund (formerly known as Allianz RCM Global Small-Cap Fund), AllianzGI Technology Fund (formerly known as Allianz RCM Technology Fund), and AllianzGI Wellness Fund (formerly known as Allianz RCM Wellness Fund) (each a fund of Allianz Funds Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Kansas City, Missouri
August 28, 2013